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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                           Reported): August 28, 1998

      CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of August 11, 1998,
                  providing for the issuance of the CWABS, INC.
                   Asset-Backed Certificates, Series 1998-2).

                                   CWABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-37539                  95-4596514
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



     4500 Park Granada
   Calabasas, California                                       91302
  ----------------------                                    ------------
  (Address of Principal                                      (Zip Code)
    Executive Offices)

        Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.
----     ------------

Filing of Certain Materials
---------------------------

     In connection with the issuance of CWABS, INC. Asset-Backed Certificates, Series 1998-2 (the "Certificates"), CWABS, INC. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:


         8.1      Opinion of Brown & Wood LLP re Tax Matters.









______________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated August 21, 1998 and prospectus supplement dated August 25, 1998, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1998-2.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CWABS, INC.




                                     By: /s/ David Walker
                                         ------------------------------------
                                           David Walker
                                           Vice President


Dated: August 28, 1998



                                  Exhibit Index
                                  -------------

Exhibit                                                                     Page
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8.1               Opinion of Brown & Wood LLP re Tax matters                  5